SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

Savient Pharmaceuticals, Inc.

(Exact name of issuer as specified in its charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey		08816
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

None.

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

	99.1	Transcript of the conference call discussing Savient Pharmaceuticals, Inc.’s earnings results for the three months ended March 31, 2004 held on May 4, 2004.

ITEM 9.	REGULATION FD DISCLOSURE.

Filed herewith as Exhibit 99.1 is a transcript of the conference call discussing Savient Pharmaceuticals, Inc.’s earnings results for the three months ended March 31, 2004 held on May 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Sim Fass
Sim Fass
Chief Executive Officer

Dated: May 4, 2004